EXHIBIT 10.9

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[Document #]

(for PennantPark Private Income Fund use only)

PENNANTPARK PRIVATE INCOME FUND

SUBSCRIPTION AGREEMENT

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Directions for the Completion of the Subscription Documents

The attached Subscription Agreement (including the Universal Subscription Agreement Signature Pages attached thereto, the “Subscription Documents”) relates to the offering by PennantPark Private Income Fund (the “Company”) to you (the “Subscriber”) of common shares of beneficial interest, par value $0.001, of the Company (“Shares”). Shares are being offered to qualified investors pursuant to the confidential Private Placement Memorandum of the Company. Capitalized terms not defined in these directions shall have the meanings given to them in the Subscription Agreement.

Subscription Documents that are missing requested information or signatures will not be considered for acceptance unless and until such information or signatures are provided.

Prior to completing this Subscription Agreement, prospective investors should read the Confidential Private Placement Memorandum of the Company. For all subscribers:

1.1.	Fill in the name of the Subscriber on the cover page of the Subscription Agreement.

1.2.	Complete and execute the Universal Subscription Agreement Signature Pages.

1.3.	Provide all information requested in the appropriate section of Exhibit A.

2.

Delivery of Subscription Documents. Please deliver a completed signed copy of the Subscription Documents and any required evidence of authorization to the Company at the following electronic mail (“e-mail”) address: legal@pennantpark.com.

If the Company accepts your subscription (in whole or in part), the Company will countersign the Subscription Agreement and deliver a copy of it to you at the address you provide in the Subscription Documents.

3.

Inquiries. If you have questions concerning any of the information requested, you should ask your attorney, accountant or other financial advisor. Inquiries regarding subscription procedures should be directed to legal@pennantpark.com. You may also contact pennantpark@dechert.com if you have questions about the Company.

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FOR ALL SUBSCRIBERS

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[Document #]

(for PennantPark Private Income Fund use only)

Subscription Agreement

PennantPark Private Income Fund

1691 Michigan Avenue

Miami Beach, FL 33139

Ladies and Gentlemen:

The undersigned subscriber (the “Subscriber”) understands that PennantPark Private Income Fund, a Delaware statutory trust (the “Company”), is a newly formed private fund that, in the future, intends to elect to be treated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as described in the Private Placement Memorandum of the Company (as such document may be amended, amended and restated or supplemented from time to time and together with any appendices and supplements thereto, the “Offering Document”). In reliance upon the representations and warranties contained in this subscription agreement (the “Subscription Agreement”), effective as of the date first set forth on the Subscriber’s signature page to this Subscription Agreement, the Subscriber irrevocably subscribes for and agrees to purchase common shares of beneficial interest, par value $0.001 per share, of the Company (“Shares”), on the terms and conditions described herein, in the Offering Document, in the Company’s Amended and Restated Declaration of Trust (as may be amended from time to time by the Company in accordance with its terms, the “Declaration of Trust”), and in the Company’s Bylaws (as may be amended from time to time by the Company in accordance with their terms, the “Bylaws” and together with the Declaration of Trust, the “Governing Documents”).

1. Subscription for Shares. The Subscriber irrevocably subscribes for and agrees to purchase Shares for the aggregate purchase price set forth below to the Subscriber’s signature on the Universal Subscription Agreement Signature Pages under the caption “Subscription Amount” (which amount is hereby incorporated by reference into this Subscription Agreement), payable under the terms and subject to the conditions set forth herein.

2. Other Subscription Agreements. The Subscriber acknowledges that the Company expects to enter into separate subscription agreements (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with other subscribers (“Other Subscribers”), providing for the sale to Other Subscribers of Shares in the Company and the admission of the Other Subscribers as shareholders of the Company (“Shareholders”) in the future. This Subscription Agreement and the Other Subscription Agreements are separate agreements, and the sales of Shares to the Subscriber and Other Subscribers are separate sales.

3. Closing.

3.1. The closing of the sale to the Subscriber of Shares, and the admission of the Subscriber as a Shareholder shall take place electronically, or at such location as may be notified by the Company to the Subscriber in writing, pursuant to Section 4 of this Subscription Agreement (the “Closing”). The Company intends to conduct closings for Shares on a monthly basis; provided, however, that the Company, in its sole

FOR ALL SUBSCRIBERS

discretion, may conduct closings more or less frequently to one or more investors for regulatory, tax or other reasons as may be determined to be appropriate by the Company.

4. Purchase of Shares.

4.1. Subscriber will make payment of the aggregate purchase price for the Shares in U.S. dollars by either (i) delivering a check or (ii) submitting a wire transfer for immediately available funds, in each case in accordance with the instructions set forth in Exhibit B.

4.2. Following the Closing, and after the Subscriber’s payment of the aggregate purchase price for the Shares in accordance with Section 4.1, the Company shall issue to the Subscriber a number of Shares equal to the amount of the aggregate purchase price for the Shares paid by the Subscriber and accepted by the Company divided by the then-current transaction price per Share, which will generally be the net asset value (“NAV”) per Share as of the last calendar day of the month as determined in accordance with the Company’s valuation policy and will be communicated to the Subscriber by or on behalf of the Company following the determination of such NAV. The Company reserves the right, in its sole discretion and at any time, to sell Shares at a price set above the NAV per share based on a variety of factors, including, without limitation, to account for a Subscriber’s allocable portion of the Fund’s initial offering, organizational and other expenses. Following the delivery to Subscribers of the NAV per Share, the number of Shares based on that NAV and the Subscriber’s purchase will be determined and Shares shall be credited to the Subscriber’s account as of the effective date of the Share purchase.

4.3. The Subscriber further acknowledges and agrees that Other Subscribers may elect to purchase Shares on a capital commitment basis under Other Subscription Agreements and that nothing herein prohibits the Company from accepting such Other Subscription Agreements or the cash proceeds with respect thereto and issuing Shares to Other Subscribers in connection therewith.

5. [RESERVED].

6. Dividends; Distribution Reinvestment Plan. As described more fully in the Offering Document, following its BDC election, the Company generally intends to make monthly distributions in such amounts as determined by the Company’s Board of Trustees (the “Board”) in its discretion. In addition, following the BDC election, the Company intends to adopt an “opt out” distribution reinvestment plan (the “DRIP”), under which a Shareholder participating in the DRIP will have cash distributions declared by the Company and payable to such Shareholder automatically be reinvested under the DRIP in additional whole and fractional Shares. Shareholders will participate in the DRIP unless the Shareholder “opts out” of the DRIP, thereby electing to receive cash distributions. Shareholders who receive distributions in the form of additional Shares generally will be subject to the same U.S. federal, state and local tax consequences as Shareholders who elect not to participate in the DRIP and receive cash distributions.

7. Credit Facility. In connection with any financings, borrowings, indebtedness, or guarantees (any financing, borrowing, indebtedness or guaranty, a “Credit Facility”) of the Company and any of its subsidiaries that are party to a Credit Facility, the Company shall be authorized to directly or indirectly collateralize such financings, borrowings, indebtedness or guaranty, and pledge, mortgage, assign, transfer and/or grant security interests directly or indirectly to the lender of such indebtedness or guaranty in (i) investments in portfolio companies and the proceeds thereof and any other assets, (ii) the Company’s right to initiate capital calls and collect on the unfunded capital commitments of Other Subscribers; and (iii) a Company collateral account into which the payment by any Other Subscriber of its unfunded capital commitment is to be made. Any such collateral pledge may be made directly by the Company to the lender

FOR ALL SUBSCRIBERS

of the Credit Facility or indirectly to such lender by first pledging such collateral to a subsidiary or agent of the Company, which subsidiary or agent then on pledges such rights ultimately to the lender under the Credit Facility.

8. Representations and Warranties of the Company. The Company represents and warrants to the Subscriber, as of the date of this Subscription Agreement, that:

8.1. Formation and Standing. The Company is existing and in good standing as a statutory trust under the laws of the State of Delaware.

8.2. Authorization of Agreement, etc. The execution, delivery and performance by the Company of this Subscription Agreement have been authorized by all necessary action, and this Subscription Agreement, when duly executed and delivered by the Subscriber and the Company, will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity.

8.3. Compliance with Laws and Other Instruments. Each of (a) the execution and delivery of this Subscription Agreement by the Company, the performance by the Company of its obligations under this Subscription Agreement and the consummation by the Company of the transactions contemplated hereby and (b) the execution and delivery of the Governing Documents by the Company, the performance by the Company of its obligations under the Governing Documents and the consummation by the Company of the transactions contemplated thereby: (i) does not conflict with or result in any breach or violation of or default under the organizational documents governing the Company, as applicable, (ii) does not conflict with or result in any breach or violation of or default under any material agreement or other instrument to which the Company is a party or by which the Company, or any of its properties or rights are bound, or any material license, permit, franchise, judgment, decree, award, statute, rule or regulation applicable to the Company or its business, properties or rights, other than such conflicts, breaches, violations or defaults that would not have a material adverse effect on the Company or otherwise are not material to the performance of the obligations of the Company under this Subscription Agreement or the Governing Documents, (iii) does not violate any applicable material statute or regulation, other than such violations that would not have a material adverse effect on the Company or otherwise are not material to the performance of the obligations of the Company under this Subscription Agreement or the Governing Documents or (iv) does not require the filing or registration with, or the approval, authorization, license or consent of, any court or governmental department, agency or authority, or any third party which has not already been duly and validly made or obtained, except where the failure to make such filing or registration or obtain such approval, authorization, license or consent would not have a material adverse effect on the Company.

8.4. No Legal Action Pending, etc. There is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding (whether federal, state, local or foreign) pending or, to the knowledge of the Company, threatened against (a) the Company or (b) the investment adviser of the Company (the “Investment Adviser”), that in the case of each of clauses (a) or (b) of this Section 8.4, if adversely determined, is reasonably likely to have a material adverse effect on the Company or the Investment Adviser.

8.5. Issuance of Shares. When issued and delivered against payment therefore in accordance with the terms, conditions, requirements and procedures described in the Governing Documents and the

FOR ALL SUBSCRIBERS

Subscription Agreement, the Shares will be duly authorized, validly issued and fully paid and non-assessable.

8.6. Certain Conflicts of Interest. The Company confirms that all service and other contractual arrangements (excluding arrangements specifically contemplated in the Governing Documents or the Subscription Agreements) that involve the payment of any fee or expense by the Company between (i) the Company and (ii) the Investment Adviser or its affiliates, shall be reviewed by the Board in accordance with the Investment Company Act and the rules and regulations promulgated thereunder.

8.7. Disqualification Events. No “bad actor” disqualifying event described in Rule 506(d)(1)(i) through (viii) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act” and each, a “Disqualification Event”) is applicable to the Company or any Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii) through (iv) or (d)(3) thereof is applicable. “Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 of Regulation D under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1) thereof.

9. Representations, Warranties and Covenants of the Subscriber. The Subscriber represents, warrants and covenants to the Company and the Investment Adviser, as of the date of this Subscription Agreement, that:

9.1. Authorization of Purchase and Compliance with Laws and Other Instruments. The persons signing this Subscription Agreement (taking into account the power of attorney granted to the Company pursuant to Section 10 of this Subscription Agreement) on the Subscriber’s behalf are duly authorized to sign and enter into this Subscription Agreement on the Subscriber’s behalf.

(a) If the Subscriber is an Entity: (a) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) the execution, delivery and performance by it of this Subscription Agreement are within its powers, have been duly authorized by all necessary action on its behalf, require no action by or in respect of, or filing with, any governmental body, agency or official, or any third party (except as disclosed in writing to the Company as of the date that this Subscription Agreement is signed by the Subscriber) and do not and will not contravene, or constitute a default under, (i) any provision of its certificate of incorporation, limited liability company operating agreement, limited partnership agreement, declaration of trust or other comparable organizational documents or (ii) any provision of applicable law, rule or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Subscriber or any material agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its respective properties is bound, or any material license, permit or franchise applicable to the Subscriber or its business, properties or rights other than such contraventions or defaults that do not impair or otherwise affect the Subscriber’s ability to perform its obligations under this Subscription Agreement or are not material to the Subscriber’s financial condition; and (c) this Subscription Agreement constitutes the legal, valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity. Neither the execution, delivery or performance of this Subscription Agreement by the Subscriber, nor the consummation of the transactions contemplated hereby, will result in the creation or imposition of any lien or encumbrance upon any of the assets or properties of such Subscriber.

(b) If the Subscriber is an Individual, (a) the execution, delivery and performance by the Subscriber of this Subscription Agreement are within such person’s legal right and power, require no action

FOR ALL SUBSCRIBERS

by or in respect of, or filing with, any governmental body, agency or official, or any third party (except as disclosed in writing to the Company as of the date that this Subscription Agreement is signed by the Subscriber), and do not and will not contravene, or constitute a default under, any provision of applicable law, rule or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Subscriber or any material agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of his respective properties is bound, other than contraventions or defaults that do not impair or otherwise affect the Subscriber’s ability to perform its obligations under this Subscription Agreement or are not material to the Subscriber’s financial condition; and (b) this Subscription Agreement constitutes the legal, valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity. Neither the execution, delivery or performance of this Subscription Agreement by the Subscriber, nor the consummation of the transactions contemplated hereby, will result in the creation or imposition of any lien or encumbrance upon any of the assets or properties of such Subscriber. If the individual subscribing in the Company is investing assets on behalf of an IRA, the individual who established the IRA has signed the signature page of this Subscription Agreement and confirms that such individual (i) has directed the custodian or trustee of the IRA to execute the acknowledgement on the signature page and (ii) has signed below to indicate that he or she has reviewed, directed and certifies to the accuracy of the representations and warranties made herein with respect to the IRA and the individual Subscriber.

9.2. No Legal Action Pending, etc. There is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding (whether federal, state, local, or foreign) pending or, to the knowledge of the Subscriber, threatened against the Subscriber that, if adversely determined, is reasonably likely to impair or otherwise affect the Subscriber’s ability to perform its obligations under this Subscription Agreement or is reasonably likely to have a material adverse effect on the Subscriber’s financial condition.

9.3. Acknowledgment of Risks; Access to Information. The Subscriber hereby acknowledges it has been provided and has carefully reviewed the Offering Document and the Governing Documents and acknowledges that such documents may be amended from time to time by the Company in accordance with their terms. The Subscriber understands the risks of, and other considerations relating to, the purchase of Shares, including, without limitation, the information appearing in the Offering Document under the headings “Risk Factors”, “Regulation” and “Material U.S. Federal Income Tax Considerations.” The Subscriber also has been afforded the opportunity to obtain any additional information necessary to verify the accuracy of the information in the Offering Document and the Governing Documents. The Company has answered all of the Subscriber’s inquiries, if any. In deciding to acquire Shares, the Subscriber has not relied upon any information from the Company or the Investment Adviser or any of their respective partners, members, officers, counsel, representatives or agents, including, without limitation, any placement agents of the Company (the “Placement Agents”), or any other person, other than information contained in the Offering Document or Governing Documents. The Subscriber was not solicited to invest in the Company by any form of general solicitation, holds a pre-existing substantive business relationship with representatives of the Company, and has previously provided information regarding the Subscriber’s financial situation and sophistication as an investor.

9.4. Evaluation and Ability to Bear Risks. The Subscriber’s decision to invest in the Company was made by the Subscriber as person(s) who (a) are independent of the Company, the Investment Adviser and the Placement Agents and their respective affiliates, (b) are authorized to make such investment decisions, and (c) have relied on their own tax, legal and financial advisers with regard to all matters relating

FOR ALL SUBSCRIBERS

to the Subscriber’s investment in the Company (including federal, state and local tax matters) and not on any advice or recommendation of the Company, the Investment Adviser or the Placement Agent or any of their respective affiliates. The Subscriber’s prior investment experience and its general knowledge about the management, proposed operations and prospects of the Company enable the Subscriber, together with the Subscriber’s advisers, to make an informed decision with respect to the merits and risks of an investment in the Company. The Subscriber is able to bear the economic risk of its acquisition of Shares, including a complete loss of its investment in the Company. The Subscriber acknowledges and agrees that (i) it is not a client of the Investment Adviser with respect to its investment in the Company, (ii) the Investment Adviser provides services solely to the Company, in the case of (ii) including any reporting or consultation with investors thereof (except as may be described in the Offering Document).

9.5. Purchase of an Investment. The Subscriber represents and warrants that it is acquiring Shares for investment purposes only and not with a view to the resale or distribution of all or any part of such Shares and the Subscriber has no present intention, agreement or arrangement to divide its participation with others or to sell, assign, transfer or otherwise dispose of all or any part of such Shares. The Subscriber understands that it must bear the economic risk of its investment in Shares for an indefinite period of time, because, among other reasons, the offering and sale of Shares has not been registered under the Securities Act, or any state securities laws and that they may not be resold or otherwise disposed of unless they are registered thereunder or an exemption from registration is available. The Subscriber also understands that transfers of Shares are further restricted by the provisions of this Subscription Agreement and the Governing Documents, and may be restricted by applicable state and non-U.S. securities laws, that no market exists or is expected to develop for the Shares.

9.6. Share Transfer Restrictions.

(a) Prior to an Exchange Listing, if any, the Subscriber may not sell, offer for sale, exchange, transfer, assign, pledge, hypothecate or otherwise dispose of (each, a “Transfer”) any of its Shares unless (i) the Company (or the Investment Adviser, as its designee) provides prior written consent; provided, that the Company shall not unreasonably withhold, condition or delay its consent to any Transfer by the Subscriber to an affiliate of the Subscriber; (ii) the Transfer is made in accordance with applicable securities laws and (iii) the Transfer is otherwise in compliance with the transfer restrictions set forth in clauses (A) through (D) of this Section 9.6. No Transfer will be effectuated except by registration of the Transfer on the Company books. Each transferee must agree to be bound by these restrictions and all other obligations as an investor in the Company. Following an Exchange Listing, if any, the Subscriber may be restricted from selling or disposing of its Shares by applicable securities laws or contractually by a lock-up agreement with the underwriters of the Exchange Listing. Transfer restrictions include:

(A) In any event, the consent of the Company to a proposed Transfer may be withheld (1) if the creditworthiness of the proposed transferee, as determined by the Company in its sole discretion, is not sufficient to satisfy all obligations under the Subscription Agreement or (2) unless, in the opinion of counsel (who may be counsel for the Company or the Subscriber) satisfactory in form and substance to the Company:

(I) such Transfer would not violate the Securities Act or any state (or other jurisdiction) securities or “Blue Sky” laws applicable to the Company or the Shares to be Transferred;

(II) such Transfer would not cause all or any portion of the assets of the Company to constitute or be at a substantial risk of constituting “plan assets” under 29 CFR 2510.3 as

FOR ALL SUBSCRIBERS

modified by Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (together, the “Plan Assets Regulation”) or any similar law;

(III) such Transfer will not violate any law, regulation or other governmental rule applicable to such Transfer; or

(IV) such Transfer will not subject the Company, the Investment Adviser or any of their affiliates or any officer, director or employee of the Company or the Investment Adviser or any of their affiliates to additional regulatory requirements the compliance with which would subject the Company or such other Person to material expense or burden (unless such affected person consents to such Transfer).

(B) The Subscriber agrees that it will pay all reasonable expenses, including attorneys’ fees, incurred by the Company in connection with any Transfer of all or any fraction of its Shares, prior to the consummation of such Transfer.

(C) The Company shall not recognize for any purpose any purported Transfer of all or any fraction of the Shares and shall be entitled to treat the transferor of Shares as the absolute owner thereof in all respects, and shall incur no liability for distributions or dividends made in good faith to it, unless the Company shall have given its prior written consent thereto and there shall have been filed with the Company a dated notice of such Transfer, in form satisfactory to the Company, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and such notice (1) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Subscription Agreement and its agreement to be bound thereby, and (2) represents that such Transfer was made in accordance with this Subscription Agreement, the provisions of the Offering Document and all applicable laws and regulations applicable to the transferee and the transferor.

9.7. Obligation to Make Payments and Compliance with Laws and Regulations. The Subscriber confirms that the Subscriber is responsible for compliance with all tax, exchange control, reporting and other laws and regulations applicable to its investment in the Company.

9.8. Prohibited Categories. The Subscriber: (i) is not registered as an investment company under the Investment Company Act; (ii) has not elected to be regulated as a business development company under the Investment Company Act; and (iii) either (A) is not relying on the exception from the definition of “investment company” under the Investment Company Act set forth in Section 3(c)(1) or 3(c)(7) thereunder or (B) is otherwise permitted to acquire and hold more than 3% of the outstanding voting securities of a business development company.

9.9. Sale of Shares. The Subscriber understands and agrees that the Company may cause the Subscriber to sell all or a portion of its Shares in accordance with the provisions of the Governing Documents and this Subscription Agreement.

9.10. Swaps or Participations. The Subscriber represents and warrants that Subscriber will not enter into a swap, structured note or other derivative instrument, the return from which is based in whole or in part, directly or indirectly, on the return with respect to the Company or its Shares (a “Swap”) or any participation or sub-participation agreement with a counterparty or counterparties (each, a “Counterparty”), such that the Counterparty would be deemed to be: (i) a beneficial owner of Shares in the Company for purposes of the Investment Company Act; (ii) the beneficial owner of Shares in the Company for purposes of the Commodity Exchange Act, as amended, or the rules of the CFTC; (iii) an offeree or purchaser of

FOR ALL SUBSCRIBERS

Shares for purposes of the Securities Act; (iv) a client of the Investment Adviser for purposes of the Investment Advisers Act of 1940, as amended; (v) a purchaser of Shares for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). including, without limitation the anti-fraud rules thereunder; or (vi) a holder of Shares who is an investor in a Plan.

9.11. ERISA and Related Matters. If the Subscriber is, or is acting on behalf of, or will be (i) a “benefit plan investor” as defined in the Plan Assets Regulation (a “Benefit Plan Investor”)1 or (ii) a “governmental plan” within the meaning of Section 3(32) of the ERISA, a “foreign plan,” or another plan or retirement arrangement that is not subject to Title I of ERISA and with respect to which Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) does not apply, but is subject to laws similar to ERISA or Section 4975 of the Code or an entity that is deemed to hold the assets of such a plan (each, an “Other Plan Investor” and, along with a Benefit Plan Investor, a “Plan”), as an inducement to the Company’s sale, issuance of, or consent to transfer of, the Shares to the Subscriber, the Subscriber represents and warrants that:

(1) The Subscriber has been informed of and understands the Company’s investment objectives, policies and strategies;

(2) The decision to invest in the Company was made by the applicable fiduciaries that have the authority and discretion to and are duly authorized to make such investment with appropriate consideration of relevant investment factors with regard to the Shareholder and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA or other applicable law;

(3) The Subscriber has the authority to invest plan assets in the Company under the appropriate investment policies and governing instruments applicable to the Shareholder for which the Subscriber is acting and under Title I of ERISA or similar applicable law;

(4) The Subscriber’s decision to invest plan assets in the Company was made solely by the applicable fiduciary(ies), following appropriate consideration of the Offering Document and the Governing Documents, and the applicable fiduciary’s duties and responsibilities as a fiduciary;

(5) Neither the Investment Adviser nor any of its affiliates has acted as an “investment adviser” or otherwise as a fiduciary (within the meaning of Section 3(21) of ERISA, Section 4975 of the Code or other similar law) with respect to the decision of the Benefit Plan Investor or Other Plan investor to invest in the Company or to direct the Company to enter into the Investment Advisory Agreement with the Investment Adviser;

(6) The Investment Adviser is responsible only for the assets of the Company and the Investment Adviser has no responsibility or authority with respect to any other assets of the Shareholder or with respect to: (i) the contents of the employee benefit plan comprising the Shareholder and applicable trust documents, (ii) the role that the Shareholder’s investment in the Company plays in the context of the

[1]

Pursuant to the Plan Assets Regulation, the term “Benefit Plan Investor” includes: (i) any employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title I of ERISA; (ii) any plan, account or arrangement that is subject to Section 4975 of the Code; (e.g., an individual retirement account); and (iii) any entity whose underlying assets include plan assets by reason of the investment in the entity, by any employee benefit plan or other plan described in (i) or (ii), or otherwise. Benefit Plan Investors also include that portion of any insurance company’s general account assets that are considered “plan assets” for purposes of ERISA or Section 4975 of the Code.

FOR ALL SUBSCRIBERS

Plan’s overall portfolio; (iii) the composition of the Shareholder’s portfolio with regard to diversification; (iv) the liquidity and anticipated current return of the Shareholder’s portfolio relative to the anticipated cash flow requirements of the Shareholder; or (v) the projected return of the portfolio with respect to the funding objectives of the Shareholder. The Subscriber understands that this representation and warranty is being provided to the Company and the Investment Adviser for the express purpose of assisting them in the performance of their duties with respect to the Company;

(7) The acquisition and holding of Shares by the Subscriber will not result in the occurrence of a non-exempt prohibited transaction under Part 4 of Title I of ERISA or under the related excise tax provisions of Section 4975 of the Code, or a violation of any similar law applicable to the Subscriber;

(8) If the Subscriber is an Other Plan Investor, the Company’s assets do not and will not constitute the assets of such Other Plan Investor under the provisions of applicable law;

(9) The Subscriber is aware of and has taken into consideration the diversification requirements of and other fiduciary duties under Section 404(a)(1) of ERISA as applicable or any other similar applicable law and have concluded that the proposed investment by the Company is a prudent one;

(10) The Subscriber has considered the investment in the Company and has determined that, in view of such considerations, the purchase of Shares is consistent with the Subscriber’s responsibilities under ERISA or Section 4975 of the Code, including (i) whether the investment in the Company is prudent; (ii) whether the investment or investment course of action is reasonably designed as part of that portion of the portfolio managed by the Subscriber, taking into account both the risk of loss and the opportunity for gain that could result therefrom; (iii) whether the Shareholder’s current and anticipated liquidity needs would be met, given the limited rights to redeem or transfer the Shares; (iv) whether the investment would permit the Shareholder’s overall portfolio to remain adequately diversified; (v) whether the investment is permitted under documents governing the Shareholder; (vi) whether the investment may result in any adverse tax consequences to the Shareholder; and (vii) the risks associated with an investment in the Company;

(11) The Subscriber (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company, the Investment Adviser and all of their respective affiliates; (iii) has determined that each of the Company and the Investment Adviser is not a “party in interest” or “disqualified person” (as such terms are defined in ERISA and Section 4975 of the Code) with respect to the ERISA Shareholder; (iv) is qualified to make such investment decision and has, to the extent it deems necessary, consulted its own investment advisors and legal counsel regarding the investment in the Company; and (v) in making its decision to invest in the Company has not relied on any advice or recommendation of the Company, the Investment Adviser or any of their affiliates;

(12) The Subscriber acknowledges that it is intended that the Company will not hold “plan assets” as defined by the Plan Assets Regulation and/or for purposes of any similar law. Accordingly, the Subscriber acknowledges that the Company has the authority to require the sale or transfer of or other limitations with respect to any Shares if the continued holding of such Shares, in the opinion of the Company, could result in the Company being subject to, or violating, the fiduciary responsibility provisions of ERISA or Section 4975 of the Code or any similar law;

(12) The Subscriber agrees to from time to time hereafter to deliver to the Company, in writing, all of the information that the Company may reasonably request in order to avoid being subject to, or violations of, any provision of ERISA, Section 4975 of the Code or any other laws applicable to the

FOR ALL SUBSCRIBERS

Shareholder, and promptly will notify the Company, in writing, of any change in the information so furnished.

No information that the Company, the Investment Adviser and any persons providing marketing services on their behalf, and their affiliates (collectively, the “Company Parties”) is providing shall be considered to be or is advice on which the Subscriber may rely for its investment decisions. The Subscriber must make its own decision, with whatever third-party advice it may wish to obtain, and the Subscriber is not authorized to rely on any information any Company Party is providing as advice that is a basis for the Subscriber’s decisions. It is expressly confirmed, and the Subscriber expressly acknowledges, that the Company Parties have not made and are not making a recommendation, and have not provided and are not providing investment advice of any kind whatsoever (whether impartial or otherwise), or are giving any advice in a fiduciary capacity, in connection with the Subscriber’s decision to execute the Subscription Agreement and consummate the transactions contemplated hereby. Further, the Subscriber acknowledges the Company Parties’ financial interests as described in the Offering Document and any related materials.

The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to or following an investment in the Company.

9.12. Correctness of Information. The Subscriber represents and warrants that the information it has provided in this Subscription Agreement and its Universal Subscription Agreement Signature Pages (collectively “Attachments”) (which are incorporated in this Subscription Agreement by reference as if expressly set forth herein), and, to its knowledge, in any Internal Revenue Service (“IRS”) or other tax form delivered to the Company or the Investment Adviser, is true, accurate and complete and may be relied upon by the Company for any purpose, including the establishment of subscriber-related facts underlying claims of exemption from the registration provisions of U.S. federal and state securities laws. The Subscriber acknowledges that the Company and the Investment Adviser are relying on such information in connection with (a) the Subscriber being admitted as a Shareholder, (b) not registering the offer and sale of Shares under the Securities Act or any state securities laws, (c) if applicable, determining whether Benefit Plan Investors own less than 25% of the value of Shares, as determined under the Plan Assets Regulation, from time to time, and (d) the management of the Company’s business. If at any time during the term of the Company any of the representations and warranties contained in this Subscription Agreement (including the Universal Subscription Agreement Signature Pages attached hereto) shall cease to be true, the Subscriber will promptly notify the Company in writing.

9.13. Owners of Grantor Trusts and Disregarded Entities. If you are treated for U.S. federal income tax purposes as a grantor trust under Sections 671 through 679 of the Code or a “disregarded entity” within the meaning of Treasury Regulation Section 301.7701-2(c)(2), the Subscriber hereby represents and warrants that the person treated for U.S. federal income tax purposes as the owner of your Interests has signed this Subscription Agreement in the place provided in the attached signature page, and by signing this Subscription Agreement, such person hereby agrees that the covenants and agreements of the Subscriber contained in this Subscription Agreement shall be binding upon such person to the same extent as if made directly by such person to the Company. If you have not provided an executed copy of such signature page you hereby represent that you are not a disregarded entity, or grantor trust, as described above.

9.14. For Grantors of Revocable Trusts. By signing this Subscription Agreement each grantor of the subscribing revocable trust (the “Subscribing Trust”) hereby acknowledges that, as of the date of this Subscription Agreement, such grantor has reviewed all information pertaining to such grantor provided by such grantor or the Subscribing Trust to the Company in connection with the Subscribing Trust’s

FOR ALL SUBSCRIBERS

subscription for the Shares hereunder, and such grantor hereby certifies that such information, including, without limitation, information contained herein and information incorporated herein by reference, is true, correct and complete as of the respective dates referred to herein and may be relied upon by the Company, and the Investment Adviser in determining the Subscribing Trust’s and such grantor’s suitability as an investor in the Company. Each grantor of the Subscribing Trust hereby agrees that each covenant and agreement of the Subscribing Trust contained herein is binding upon such grantor and enforceable against such grantor as if made directly by such grantor to the Company, and the Investment Adviser.

9.15. Anti-Money Laundering Representations and Covenants. Before making the following representations and warranties, the Subscriber should check the website of the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) at <http://www.treas.gov/offices/enforcement/ofac/>.

(a) The Subscriber represents and warrants that the amounts contributed by it to the Company are not and will not be directly or indirectly derived from activities that may contravene U.S. federal, state or other laws and regulations, including anti-money laundering laws and regulations, including in connection with or as a result of any payment or benefit made or provided by any persons or entities that are acting, directly or indirectly, (i) in contravention of any applicable laws and regulations, including anti-money laundering regulations or conventions, (ii) on behalf of terrorists or terrorist organizations, including those persons or entities that are included on the OFAC list, or on the Sanctions List (as defined below) or who are directly or indirectly affiliated with any country, territory, individual or entity named on an OFAC list or prohibited by any OFAC sanctions programs or on any Sanctions List, (iii) on behalf of an entity operationally based or domiciled in a country or territory in relation to which sanctions imposed by the United States, the United Nations, the European Union (the “EU”) and/or the United Kingdom (the “UK”) apply or which is otherwise subject to sanctions imposed by the United States, the United Nations, the EU or the UK (including as the latter are extended to the Cayman Islands by statutory instrument), (iv) for a politically exposed person2, a family member of a politically exposed person or a close associate of a politically exposed person, unless the Company, after being specifically notified by the Subscriber in writing that it is such a person, conducts further due diligence, and determines that such investment shall be permitted or (v) for a foreign shell bank.

(b) United States federal regulations and executive orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign

[2]

A “politically exposed person” includes: (a) a person who is or has been entrusted with prominent public functions by a foreign country, for example a Head of State or of government, senior politician, senior government, judicial or military official, senior executive of a state owned corporation, and important political party official; (b) a person who is or has been entrusted domestically with prominent public functions, for example a Head of State or of government, senior politician, senior government, judicial or military official, senior executive of a state owned corporation, and important political party official; and (c) a person who is or has been entrusted with a prominent function by an international organization like a member of senior management, such as a director, a deputy director and a member of the board or equivalent functions. A family member of a politically exposed person includes the politically exposed person’s parents, siblings, spouse and children. A close associate of a politically exposed person means any natural person who is known to hold the ownership or control of a legal instrument or person jointly with a politically exposed person, or who maintains some other kind of close business or personal relationship with a politically exposed person, or who holds the ownership or control of a legal instrument or person which is known to have been established to the benefit of a politically exposed person.

FOR ALL SUBSCRIBERS

countries, territories, entities and individuals3. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/offices/enforcement/ofac/>. In addition, the programs administered by OFAC (“OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

The Subscriber represents and warrants that, to the best of its knowledge, none of:

(i) the Subscriber;

(ii) any person controlling or controlled by the Subscriber;

(iii) if the Subscriber is a privately held entity, any person having a beneficial interest in the Subscriber; or

(iv) any person for whom the Subscriber is acting as trustee, agent, representative or nominee for a beneficial owner, in connection with this investment:

is a country, territory, individual or entity named on an OFAC list, is a person or entity prohibited under the OFAC Programs or any other similar economic and trade sanctions program or is a person or group identified as a terrorist organization on any other relevant lists maintained by governmental authorities, is on the sanctions lists adopted by the United Nations and/or the EU or the UK (to such extent such sanctions are extended by the UK Government to the Cayman Islands by virtue of Order in Council passed by the UK Government), as such lists may be extended from time to time (the “Sanctions List”) or are directly or indirectly affiliated with any country, territory, individual or entity named on an OFAC list or prohibited by any OFAC sanctions programs or on any Sanctions List.

Please be advised that the Company may determine in their discretion not to accept any amounts from a prospective investor if it cannot make the representations and warranties set forth in the preceding paragraph.

(c) The Subscriber agrees to notify the Company promptly in writing should the Subscriber become unable to make the representations and warranties in Section 9.15(a) above or if the Subscriber becomes aware of any change in the information set forth in these representations and warranties. The Subscriber is advised that, by law, the Company may be obligated to “freeze the account” of the Subscriber, by prohibiting additional Capital Contributions from the Subscriber, excluding the Subscriber from participation in investments and/or segregating the assets in the account in compliance with governmental regulations, and the Company may be required to report such action and to disclose the Subscriber’s identity to OFAC or other applicable governmental and regulatory authorities. The Subscriber further acknowledges that the Company may, by written notice to the Subscriber, withhold distributions from such Subscriber if the Company reasonably deems it necessary to do so to comply with anti-money laundering laws and regulations applicable to the Company, the Investment Adviser or any of the Company’s other service providers.

(d) The Subscriber represents and warrants that, to the best of its knowledge, none of:

[3]	These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

FOR ALL SUBSCRIBERS

(i) the Subscriber;

(ii) any person controlling or controlled by the Subscriber;

(iii) if the Subscriber is a privately held entity, any person having a beneficial interest in the Subscriber; or

(iv) any person for whom the Subscriber is acting as trustee, agent, representative or nominee in connection with this investment:

(v) is a senior foreign political figure4 or any immediate family member5 or close associate6 of a senior foreign political figure or, except to the extent identified to the Company in writing, a politically exposed person, or any immediate family member or close associate of a politically exposed person.

(e) If the Subscriber is a non-U.S. banking institution (a “Non-U.S. Bank”) or if the Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Non-U.S. Bank, the Subscriber represents and warrants that:

(i) the Non-U.S. Bank has a fixed address, other than solely an electronic address, in a country in which the Non-U.S. Bank is authorized to conduct banking activities;

(ii) the Non-U.S. Bank employs one or more individuals on a full-time basis;

(iii) the Non-U.S. Bank maintains operating records related to its banking activities;

(iv) the Non-U.S. Bank is subject to inspection by the banking authority that licensed the Non-U.S. Bank to conduct banking activities; and

(v) the Non-U.S. Bank does not provide banking services to any other Non-U.S. Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(f) The Subscriber understands and agrees that any distributions paid to it will be paid to the account specified in this Subscription Agreement, unless the Company, in its discretion agrees to pay distributions to another account as notified by the Subscriber to the Company and signed by one or more

[4]

For purposes of this Subscription Agreement, the term “senior foreign political figure” means a current or former senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a current or former senior official of a major non-U.S. political party, or a current or former senior executive of a non-U.S. government-owned commercial enterprise. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure. For purposes of this definition, the term “senior official” or “senior executive” means an individual with substantial authority over policy, operations, or the use of government-owned resources.

[5]	For purposes of this Subscription Agreement, an “immediate family member” of a senior foreign political figure means spouses, parents, siblings, children and a spouse’s parents and siblings.
[6]

For purposes of this Subscription Agreement, a “close associate” of a senior foreign political figure means a person who is widely and publicly known (or is actually known) to maintain an unusually close relationship with a senior foreign political figure.

FOR ALL SUBSCRIBERS

of the persons listed as a person authorized by the Subscriber to give and receive instructions between the Company and the Subscriber.

(g) The Subscriber further represents and warrants that: (i) the Subscriber has conducted thorough due diligence with respect to all of its beneficial owners, (ii) the Subscriber has established the identities of all beneficial owners and the source of each of the beneficial owner’s funds, (iii) the Subscriber will retain evidence of any such identities, any such source of funds and any such due diligence, and (iv) the proceeds from the Subscriber’s investment in the Interests will not be used to finance any illegal activities.

(h) The Subscriber agrees that, upon the request of the Company or the Investment Adviser, it will provide such information as the Company or the Investment Adviser requires to satisfy applicable anti-money laundering laws and regulations, including, without limitation, the Subscriber’s anti-money laundering policies and procedures, background documentation relating to its directors, trustees, settlors and beneficial owners, and audited financial statements, if any.

10. Power of Attorney; Appointment of Company as Attorney-in-fact and Agent.

(a) The Subscriber hereby constitutes and appoints the Company its true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for the Subscriber and in the Subscriber’s name, place and stead, in any and all capacities and to take any and all other actions as are authorized by the power of attorney contained in this Subscription Agreement. The power of attorney granted hereby shall be deemed an irrevocable special power of attorney, coupled with an interest, which the Company may exercise for the Subscriber by the signature of the Company or by listing the Subscriber as a Shareholder executing any instrument with the signature of the Company as attorney-in-fact for the Subscriber. This grant of authority shall survive the assignment by the Subscriber of the whole or any portion of the Subscriber’s Shares, except where the assignment is of all of the Subscriber’s Shares in the Company and the assignee thereof, with the consent of the Company, is admitted as a Shareholder; provided, however, this power of attorney shall survive the delivery of such assignment for the sole purpose of enabling any such attorney-in-fact to effect such substitution. The Company, as attorney-in-fact for the Subscriber, may make, execute, sign, acknowledge, swear to, record and file:

(i) all certificates and other instruments deemed advisable by the Company in order for the Company to enter into any borrowing or pledging arrangement, including any Credit Facility;

(ii) all certificates and other instruments deemed advisable by the Company to comply with the provisions of this Subscription Agreement and applicable law or to permit the Company to become or to continue as a business development corporation, and

(iii) all other instruments or papers not inconsistent with the terms of this Subscription Agreement which the Company considers advisable.

11. Agents; Nominees. In the event that the Subscriber is acting as an agent pursuant to a power-of-attorney (“Agent”), or nominee (a “Nominee”) for an individual or entity that will be the beneficial owner of the Shares, (i) in the case of an Agent, the Agent represents and warrants that the representations, warranties, and agreements made in this Subscription Agreement are made by the Agent with respect to and on behalf of the beneficial owner as the Subscriber, and (ii) in the case of a Nominee who will be the Subscriber, the Nominee makes such representations on behalf of the Nominee, as the Subscriber, and the

FOR ALL SUBSCRIBERS

beneficial owner of the Shares subscribed for hereby. The Agent or Nominee, as the case may be, represents and warrants that the Agent or Nominee has all requisite power and authority from said beneficial owner to execute and perform the obligations on behalf of the beneficial owner (and, as applicable, on its own behalf as record owners of the Shares) under this Subscription Agreement and the Governing Documents, and hereby agrees to indemnify and hold harmless the Company, the Investment Adviser and their respective affiliates, against any and all loss, liability, claim, damage, cost, and expense whatsoever (including, but not limited to, legal fees and expenses) arising out of, or resulting from, or based upon, any misrepresentation or breach of warranty of this Section 11.

12. Company Elections. The Subscriber understands that the Company intends to, in the future, file certain elections, including (but not limited to), an election to be treated as (i) a business development company under the Investment Company Act and (ii) a regulated investment company within the meaning of Section 851 of the Code, for U.S. federal income tax purposes; pursuant to those elections, the Subscriber will be required to furnish certain information to the Company as required under Treasury Regulation Section 1.852-6(a) and other regulations. If the Subscriber is unable or refuses to provide such information directly to the Company, the Subscriber understands that it will be required to include additional information on its income tax return as provided in Treasury Regulation Section 1.852-7.

13. No Third-Party Beneficiaries. The provisions of this Subscription Agreement are not intended to be for the benefit of or enforceable by any third party.

14. Miscellaneous Provisions.

14.1. Amendments and Waivers. This Subscription Agreement may be amended only with the written consent of the Subscriber and the Company; provided that the Company shall have the right to unilaterally amend this Subscription Agreement to reflects terms negotiated with other investors in the Company that are generally applicable to all subscribers, so long as such amendments to not have a material and disproportionate effect on the Subscriber. The observance of any provision of this Subscription Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party hereto that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of such party waiving such term or condition. No waiver by any party hereto of any provision of this Subscription Agreement in any one or more instances shall be deemed to be or construed as a waiver of the same or other provision of this Subscription Agreement on any future occasion. No delay or omission in the exercise of any power, remedy or right herein provided or otherwise available to any party hereto shall impair or affect the right of such party thereafter to exercise the same. Any extension of time or other indulgence granted to any party hereto shall not otherwise alter or affect any power, remedy or right with respect to the other party hereto, or the obligations of the party hereto to whom such extension or indulgence is granted. All remedies, either under this Subscription Agreement or by law or otherwise afforded, shall be cumulative and not alternative.

14.2. Survival of Representations and Warranties; Indemnity. All representations and warranties contained herein or in any Attachments hereto made by the Subscriber shall survive indefinitely following the execution and delivery of this Subscription Agreement, and the issue and sale of Shares. The Subscriber shall and hereby does agree to indemnify and hold the Company, the Investment Adviser and their respective controlling persons, officers, directors, members, partners, employees, and affiliates, free and harmless from and in respect of any and all claims, actions, demands, causes of action, liabilities, losses and expenses whatsoever (including, without limitation, attorneys’ fees) arising from the breach or alleged breach of any of the representations, warranties or covenants made by or on behalf of Subscriber in this

FOR ALL SUBSCRIBERS

Subscription Agreement or in any Attachments hereto, or in the Governing Documents. Any claims for indemnity may be offset against subsequent distributions subject to applicable law.

14.3. Successors and Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors of the parties hereto. However, the Subscriber shall not transfer this Subscription Agreement or any of its rights in, to or under this Subscription Agreement and any attempted transfer shall be void and without force or effect.

14.4. Notices. All notices, requests and other communications hereunder must be in writing and shall be deemed to have been duly given only if delivered (a) in person, (b) by registered or certified mail (c) by private courier, or (d) by electronic mail (“e-mail”). All notices to the Subscriber shall be delivered to the Subscriber at its last known address, facsimile number or e-mail address as set forth in the records of the Company. All notices to the Company shall be delivered to PennantPark Private Income Fund, Attention: PennantPark Legal at e-mail legal@pennantpark.com. All notices to the Subscriber shall be delivered to the address and e-mail address provided by the Subscriber in the Universal Signature Pages attached hereto. The Subscriber may designate a new address for notices by giving written notice to that effect to the Company. The Company may designate a new address for notices by giving written notice to that effect to the Subscriber. A notice given in accordance with the foregoing clauses (a), (b) and (c) shall be deemed to have been effectively given three Business Days after such notice is mailed by registered or certified mail, return receipt requested, or one Business Day after such notice is sent by overnight FedEx or other one-day provider, to the proper address, or at the time delivered when delivered in person or by private courier. A notice given by e-mail shall be deemed to have been effectively given when sent unless the sender receives a message of “error in transmission.”

14.5. For the purposes of this Subscription Agreement, the term “Business Day” shall have the meaning ascribed to it in Rule 14d-1(g)(3) under the Exchange Act.

14.6. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

14.7. Jurisdiction, Venue, and Waiver of Jury Trial.

(a) Any action or proceeding relating in any way to this Agreement (including, without limitation, any action or proceeding based upon or arising out of or related to any marketing of the Shares) shall be brought and enforced exclusively in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, and the parties irrevocably submit to the jurisdiction of such courts in respect of any such action or proceeding.

(b) EACH PARTY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RIGHT TO A TRIAL BY JURY TO THE EXTENT PERMITTED BY LAW IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF THE TERMS AND CONDITIONS OF THIS AGREEMENT. THIS WAIVER APPLIES TO ANY LEGAL ACTION OR PROCEEDING, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. EACH PARTY ACKNOWLEDGES THAT IT HAS RECEIVED THE ADVICE OF COMPETENT COUNSEL.

14.8. Headings, etc. The table of contents and the headings of the sections of this Subscription Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

FOR ALL SUBSCRIBERS

14.9. Severability. In the event any provision of this Subscription Agreement is determined to be invalid or unenforceable, such provision shall be deemed severed from the remainder of this Subscription Agreement and replaced with a valid and enforceable provision as similar in intent as reasonably possible to the provision so severed, and shall not cause the invalidity or unenforceability of the remainder of this Subscription Agreement.

14.10. Entire Agreement. This Subscription Agreement, together with its Attachments (which Attachments are incorporated in this Subscription Agreement by reference), constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and any other prior or contemporaneous written or oral agreements, statements or assurances with respect to this subject matter are hereby rescinded and terminated.

14.11. Irrevocability and Acceptance. This Subscription Agreement is and shall be irrevocable by the undersigned but will not be binding on the Company unless and until it is agreed to and accepted by the Company. The Company in its sole discretion may accept this Subscription Agreement in whole or in part. Acceptance will be given either by delivery of this Subscription Agreement to the Subscriber with the form of acceptance executed by the Company or by such execution and written notice thereof to the Subscriber. This Subscription Agreement will expire if it is not accepted by the Company on or prior to nine months from the date Subscriber has executed this Subscription Agreement.

14.12. Counterparts; Facsimile or PDF Signatures. This Subscription Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. To the fullest extent permitted by applicable law, the parties consent to the use of electronic signatures (including a signature image, typed name, checkbox or click-through acceptance). Execution and delivery may occur through an electronic signature platform or by email or secure link. Any electronic signature affixed to or logically associated with this Subscription Agreement shall have the same legal force and effect as a handwritten signature, and delivery of an executed counterpart by facsimile, PDF or other electronic format shall constitute valid and effective delivery of an original.

14.13. Electronic Delivery of Communications. The Subscriber hereby acknowledges and agrees that the Company and/or the Investment Adviser may deliver and make reports, statements and other communications, including, without limitation, the Offering Documents, this Subscription Agreement, IRS Form 1065, Schedule Ks, IRS Form 1099s and other tax related information and documentation (“Account Communications”), available to the Subscriber in electronic form, such as e-mail or by posting on a web site. It is the Subscriber’s affirmative obligation to notify the Company in writing if the Subscriber’s e-mail address(es) listed in Universal Subscription Signature Pages hereof change(s). The Subscriber may revoke or restrict its consent to electronic delivery of Account Communications at any time by notifying the Company, in writing, of the Subscriber’s intention to do so, and will thereafter receive such Account Communications in paper form.

The Company and the Investment Adviser will not be, to the fullest extent permitted by law, liable for any interception of Account Communications. The Subscriber should note that no additional charge for electronic delivery will be assessed, but the Subscriber may incur charges from its internet service provider or other internet access provider. In addition, there are risks, such as systems outages, that are associated with electronic delivery.

15. Compliance with the U.S. PATRIOT Act. The Subscriber hereby understands that to help the United States government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each Subscriber

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who opens an account. The responses provided on the Universal Subscription Agreement Signature Pages are deemed to be made in this Subscription Agreement as if expressly set forth herein.

16. Confidentiality.

(a) The Subscriber acknowledges that the Offering Document and other information relating to the Company have been submitted to the Subscriber on a confidential basis for use solely in connection with the Subscriber’s consideration of the purchase of Shares. The Subscriber agrees that, without the prior written consent of the Company (which consent may be withheld at the sole discretion of the Company), the Subscriber shall not (i) reproduce the Offering Document or any other information relating to the Company, in whole or in part, or (ii) disclose the Offering Document or any other information relating to the Company to any person who is not an officer or employee of the Subscriber who is involved in its investments, or partner (general or limited) or affiliate of the Subscriber (it being understood and agreed that if the Subscriber is a pooled investment fund, it shall only be permitted to disclose the Offering Document or other information related to the Company to its limited partners or underlying investors if the Subscriber has required its limited partners or underlying investors to enter into confidentiality undertakings no less onerous than the provisions of this Section 16), except to the extent (A) such information may be required to be included in any report, statement or testimony required to be submitted to any municipal, state or national regulatory body having jurisdiction over the Subscriber; (B) such information may be required in response to any summons or subpoena or in connection with any litigation; (C) necessary to comply with any law, order, regulation or ruling applicable to the Subscriber; (D) it is necessary to disclose such information to the Subscriber’s employees and professional advisors (including the Subscriber’s auditors and counsel and, for an ERISA Shareholder, such Persons as are necessary for the proper administration of the ERISA plan), so long as such Persons are advised of the confidentiality obligations contained herein; and (E) such information may be required in connection with an audit by any taxing authority. The Subscriber further agrees to return the Offering Document and any other information relating to the Company if no purchase of Shares is made or upon the Company’s request therefor. The Subscriber acknowledges and agrees that monetary damages would not be sufficient remedy for any breach of this section by it, and that in addition to any other remedies available to the Company in respect of any such breach, the Company shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

(b) The Subscriber further acknowledges that all information received in connection with this Subscription Agreement and the Company is confidential, and agrees that in the event the Subscriber receives material non-public information, the Subscriber shall not engage in any securities trading on the basis of such information in violation of applicable law.

17. Tax Matters.

(a) The Subscriber agrees to furnish the Company or the Investment Adviser with any information, representations and forms as shall reasonably be requested by the Company or the Investment Adviser from time to time to assist it in complying with any applicable law or tax requirements or determining the extent of, and in fulfilling, its withholding obligations. The Subscriber agrees to furnish the Investment Adviser with any representations and forms as shall reasonably be requested by the Company or the Investment Adviser to assist it in obtaining any exemption, reduction or refund of any withholding or other taxes imposed by any taxing authority or other governmental agency upon the Company or amounts paid to the Company.

(b) The Subscriber represents and warrants that:

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(i) If the Subscriber is a partnership or any other entity that is classified as a partnership for U.S. federal income tax purposes, a grantor trust within the meaning of Sections 671 through 679 of the Code, or a S corporation within the meaning of Section 1361 of the Code, at no time during the term of the Company will sixty-five percent (65%) or more of the value of any beneficial owner’s direct or indirect interest in the Subscriber be attributable to the Investor’s interest in the Company.

(ii) None of the information concerning the Subscriber nor any statement, certification, representation or warranty made by the Subscriber in this Subscription Agreement or in any document required to be provided under this Subscription Agreement, including any IRS Form W-9 or the relevant IRS Forms W-8 (i.e., IRS Forms W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W-8EXP, as applicable), contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

18. FATCA Compliance. The Subscriber acknowledges and agrees that, in order to comply with the provisions of the U.S. Foreign Account Tax Compliance Act (“FATCA”) and avoid the imposition of U.S. federal withholding tax, the Company and the Investment Adviser or their respective authorized agents may from time to time require further information or documentation from the Subscriber and, if and to the extent required under FATCA, the Subscriber’s direct and indirect beneficial owners (if any), relating to or establishing such person’s identity, residence (or jurisdiction of formation) and income tax status, and may provide or disclose such information and documentation to the IRS. The Subscriber agrees that it shall provide such information and documentation concerning itself and its beneficial owners (if any), as and when requested by the Company or the Administrator or their respective authorized agents sufficient for the Company to comply with its obligations under FATCA. The Subscriber acknowledges that, if the Subscriber does not provide the requested information and documentation, the Company may, at its sole option and in addition to all other remedies available at law or in equity, immediately redeem the Subscriber’s Shares or prohibit the Subscriber from purchasing additional Shares or participating in additional investments in the Company. The Subscriber hereby agrees to indemnify and hold harmless the Company from any and all withholding taxes, interest, penalties and other losses or liabilities suffered by the Company on account of the Subscriber not providing all requested information and documentation in a timely manner. The Subscriber shall have no claim against the Company, the Administrator, the Adviser or any of their respective affiliates for any form of damages or liability as a result of any of the aforementioned actions.

19. Compliance with Laws; Disclosure. The Company may disclose information concerning the Company or the Shareholders to the extent necessary to comply with applicable laws, including ERISA (if applicable), and regulations or policies, including any anti-money laundering or anti-terrorist laws or regulations or policies related thereto. Each Subscriber hereby agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary to enable the Company and/or the Investment Adviser to comply with applicable laws, including, without limitation, ERISA (if applicable) and the Investment Company Act, and regulations or policies thereunder. The Subscriber consents to disclosure by the Company and its agents of information pertaining to the Subscriber to relevant third parties as the Company or its agents reasonably deem appropriate or necessary in connection with the operations of the Company, including without limitation, to governmental, regulatory, national security, courts, law enforcement or other authorities, banks, financial intermediaries and counterparties, including, without limitation, to parties outside of the jurisdiction in which the information was initially collected by the Company. The Subscriber hereby agrees to provide the Company or its designee, promptly upon request, all information requested in connection with their anti-money laundering and know-your-customer requirements. Each Subscriber hereby represents and warrants that the Subscriber has obtained all consents

FOR ALL SUBSCRIBERS

and approvals, as required by all applicable laws, regulations, by-laws and ordinances that regulate the collection, processing, use or disclosure of information concerning the Subscriber, necessary to disclose such information to the Company, and as required for the Company to use and disclose such information in connection with the performance of its obligations hereunder, and that the disclosure of such information does not violate any applicable laws, regulations, by-laws or ordinances. The Subscriber shall fully indemnify the Company and the Company shall have no liability for any action taken or omitted by it in reliance upon the foregoing representation and warranty for claims or complaints for failure to comply with any applicable law that regulates the collection, processing, use or disclosure of information concerning the Subscriber.

20. Further Assurances. Subscriber shall use its reasonable best efforts to perform such further acts and execute such documents as may be reasonably required to cause the transactions contemplated by this Agreement to occur.

21. Consent. Subscriber hereby consents to the assignment by PennantPark Investment Advisers, LLC (“PPIA”), in its capacity as the investment adviser of the Company, of the investment advisory agreement by and between PPIA and the Company to PennantPark Private Income Fund Advisers, LLC, a Delaware limited liability company and an affiliate of PPIA.

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FOR ALL SUBSCRIBERS

Privacy Notice

To PennantPark Private Income Fund Investors:

We take precautions to maintain the privacy of personal information concerning our investors. These precautions include the adoption of certain procedures designed to maintain and secure your nonpublic personal information from inappropriate disclosure to unaffiliated third parties. We are sending this notice in accordance with applicable federal regulations. This notice applies to investors in PennantPark Private Income Fund (the “Fund”).

What kind of personal information do we have about you and where did we get it?

We collect nonpublic personal information about you from the following sources:

•	Information we may receive from you in subscription agreements or other related documents or forms; and

•	Information about your transactions with our affiliates and us.

How do we protect your personal information?

We do not disclose any nonpublic personal information about our investors or former investors to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees and agents of PennantPark Investment Advisers, LLC, its affiliates and unaffiliated third party service providers (which may include a custodian, transfer agent or printer) who need to know that information in order to provide services to you or to the Fund. In that regard, we note that we maintain physical, electronic, and procedural safeguards that comply with federal standards to safeguard your nonpublic personal information and which we believe is adequate to prevent unauthorized disclosure of such information.

What do we do with personal information about our former investors?

If an investor decides to no longer do business with us, we will continue to follow this privacy policy with respect to the information we have in our possession about such investor and his/her account.

If you have any questions concerning our privacy policies, please contact our Chief Financial Officer, Richard T. Allorto, Jr., at (212) 905-1001.

FOR ALL SUBSCRIBERS

Universal Subscription Agreement Signature Pages

For your signature pages, please complete the “Universal Subscription Agreement Signature Pages” provided under separate cover. The Universal Subscription Agreement Signature Pages are incorporated by reference herein and form a part of this Subscription Agreement.

FOR ALL SUBSCRIBERS

[Signature page to the Subscription Agreement]

Exhibit A

Anti-Money Laundering Supplement

Investor Type	Identification/Verification Information
Individual(s), Joint Tenants, Power of Attorney, Personal Appointee (If applicable)

✔  Subscription Document - Signed and dated

✔  Physical Address

✔  Date of Birth

✔  Tax Identification Number

✔  Bank Affiliation/Wire Details

✔  Valid identification document (such as ID card or passport) showing the cardholder photo and signature specimen

✔  List of authorized signers

✔  Source of Wealth

✔  Letter of authorization for POA/PA if applicable.

Private Corporation, Limited Liability Companies (LLC)

✔  Subscription Document - Signed and dated

✔  Physical Address

✔  Tax Identification Number

✔  Beneficial Owners with 25% or more interest (see Affiliate requirements)

✔  Copy of formation document. Valid items: Corporate Resolution OR Certificate of Incorporation OR Certificate of Good Standing OR Articles of Incorporation OR Business License

✔  List of authorized signers (see Affiliate requirements)

✔  Bank Affiliation/Wire Details

✔  Source of Wealth

Limited Partnership

✔  Subscription Document - Signed and dated

✔  Physical Address

✔  Tax Identification Number

✔  Beneficial Owners with 25% or more interest (see Affiliate requirements)

✔  Copy of formation document. Valid items: Certificate of Limited Partnership OR Certificate of Formation OR Certificate of Good Standing OR equivalent constitutional documents

✔  List of authorized signers (see Affiliate requirements)

✔  Bank Affiliation/Wire Details

✔  Source of Wealth

Non Profit, Endowment and Foundation

✔  Subscription Document - Signed and dated

✔  Physical Address

✔  Tax Identification Number

✔  Copy of IRS Determination Letter for 501(c)(3) OR verification from www.guidestar.com (save out webpage and IRS Form 990-US Entity Only) OR Copy of Memorandum and Articles of Incorporation (Non-US entity)

✔  List of authorized signers (see Affiliate requirements)

✔  Bank Affiliation/Wire Details

✔  Source of Wealth

Trust	✔ Subscription Document - Signed and dated ✔ Physical Address ✔ Tax Identification Number ✔ List of trustees (see Affiliate requirements) ✔ Settlor/Grantor (see Affiliate requirements)

Investor Type	Identification/Verification Information
✔ Copy of governing trust document including trustee designation and beneficiary information ✔ Bank Affiliation/Wire Details ✔ Source of Wealth

Publicly Traded Company

✔  Subscription Document - Signed and dated

✔  Physical Address

✔  Tax Identification Number

✔  List of authorized signers (see Affiliate requirements)

✔  Documented confirmation of valid ticker symbol including the name and country of the exchange where shares are listed (Web research)

✔  Bank Affiliation/Wire Details

✔  Source of Wealth

Regulated Financial Institution

✔  Subscription Document - Signed and dated

✔  Physical Address

✔  Tax Identification Number

✔  List of authorized signers (see Affiliate requirements)

✔  Regulatory Agency and Registration Number (web research) OR Non-US Financial Institution Certification Form, if applicable

✔  Bank Affiliation/Wire Details

✔  Source of Wealth

Nominee

✔  Subscription Document - Signed and dated

✔  Physical Address

✔  Tax Identification Number

✔  List of authorized signers (see Affiliate requirements)

✔  Approved Eligible Introducer Letter OR AML Representation Letter

✔  Beneficial Owners with 25% or more interest

✔  Bank Affiliation/Wire Details

✔  Source of Wealth

Governmental Entities

✔  Subscription Document - Signed and dated

✔  Physical Address

✔  Tax Identification Number

✔  List of authorized signers (see Affiliate requirements)

✔  Documented website research or alternative informational source evidencing the investor is a department or agency of unapproved jurisdiction or apolitical subdivision of such a jurisdiction

✔  Bank Affiliation/Wire Details

✔  Source of Wealth

ERISA/Pension

✔  Subscription Document - Signed and dated

✔  Physical Address

✔  Tax Identification Number

✔  List of authorized signers (see Affiliate requirements)

✔  Copy Plan Document

✔  Beneficial Owners with 25% or more interest (see Affiliate requirements)

✔  Bank Affiliation/Wire Details

✔  Source of Wealth

FOR ALL SUBSCRIBERS

Affiliate Requirements

Investor Type	Identification/Verification Information
25% Beneficial Owner - Individual	✔ Physical Address ✔ Nationality ✔ Date of Birth ✔ Tax Identification Number ✔ Copy of valid identification document (such as ID card or passport) showing the cardholder photo and signature specimen

25% Beneficial Owner - Trust

✔  Physical Address

✔  Tax Identification Number

✔  List of trustees (see Affiliate requirements)

✔  Settlor/Grantor (see Affiliate requirements)

✔  Copy of governing trust document including trustee designation and beneficiary information

25% Beneficial Owner - Private Corporation, Limited Partnership

✔  Physical Address

✔  Tax Identification Number

✔  Beneficial Owners with 25% or more interest (see Affiliate requirements)

✔  Copy of formation document. Valid items: Corporate Resolution OR Certificate of Incorporation OR Certificate of Good Standing OR Articles of Incorporation OR Business License

Trustees	✔ Physical Address ✔ Nationality ✔ Date of Birth ✔ Tax Identification Number ✔ Copy of valid identification document (such as ID card or passport) showing the cardholder photo and signature specimen

Controlling Persons - Authorized Signers, Senior Managing Official

Required for individual signing the subscription document:

✔  Physical Address

✔  Nationality

✔  Date of Birth

✔  Tax Identification Number

✔  Copy of valid identification document (such as ID card or passport) showing the cardholder photo and signature specimen

Settlor/Grantor	✔ Physical Address ✔ Nationality ✔ Date of Birth ✔ Tax Identification Number ✔ Copy of valid identification document (such as ID card or passport) showing the cardholder photo and signature specimen

FOR ALL SUBSCRIBERS

Affiliate Requirements

Investor Type	Identification/Verification Information
25% Beneficial Owner - Individual	✔ Physical Address ✔ Nationality ✔ Date of Birth ✔ Tax Identification Number ✔ Copy of valid identification document (such as ID card or passport) showing the cardholder photo and signature specimen

25% Beneficial Owner - Trust

✔  Physical Address

✔  Tax Identification Number

✔  List of trustees (see Affiliate requirements)

✔  Settlor/Grantor (see Affiliate requirements)

✔  Copy of governing trust document including trustee designation and beneficiary information

25% Beneficial Owner - Private Corporation, Limited Partnership

✔  Physical Address

✔  Tax Identification Number

✔  Beneficial Owners with 25% or more interest (see Affiliate requirements)

✔  Copy of formation document. Valid items: Corporate Resolution OR Certificate of Incorporation OR Certificate of Good Standing OR Articles of Incorporation OR Business License

Trustees	✔ Physical Address ✔ Nationality ✔ Date of Birth ✔ Tax Identification Number ✔ Copy of valid identification document (such as ID card or passport) showing the cardholder photo and signature specimen

Controlling Persons - Authorized Signers, Senior Managing Official

Required for individual signing the subscription document:

✔  Physical Address

✔  Nationality

✔  Date of Birth

✔  Tax Identification Number

✔  Copy of valid identification document (such as ID card or passport) showing the cardholder photo and signature specimen

Settlor/Grantor	✔ Physical Address ✔ Nationality ✔ Date of Birth ✔ Tax Identification Number ✔ Copy of valid identification document (such as ID card or passport) showing the cardholder photo and signature specimen

FOR ALL SUBSCRIBERS

Note:

If the controlling party, stakeholder with 25% or more beneficial interest in the Subscriber or trustee is not an individual: refer to above chart for entity specific requirements. Please note: Source of wealth is excluded as a requirement under identification requirements in these instances.

Identification Information for Stakeholders that are Individuals	Verification Information for Stakeholders that are Individuals
1. Name 2. Physical address & mailing address (if different) 3. Date of birth 4. TIN or other government ID number	Copy of either: 1. Passport OR 2. Photo driver’s license OR 3. Other government-issued photo ID

FOR ALL SUBSCRIBERS

EXHIBIT B

PAYMENT INSTRUCTIONS

PAYMENT INSTRUCTIONS

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